SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C.  20549

                 --------------------------
                          FORM 8-K

                       CURRENT REPORT
           PURSUANT TO SECTION 13 OR 15(d) OF THE
               SECURITIES EXCHANGE ACT OF 1934

                        June 27, 2000
              (Date of earliest event reported)

                 THE WASHINGTON POST COMPANY
     (Exact Name of Registrant as Specified in Charter)

         Delaware               1-6714          53-0182885
(State or Other Jurisdiction  (Commission     (IRS Employer
     of Incorporation)        File Number)  Identification No.)

     1150 15th Street NW, Washington, DC         20071
     (Address of Principal Executive Offices)  (Zip Code)

     Registrant's telephone number, including area code:
                         (202) 334-6600
  ________________________________________________________

Item 5.  Other Events.

    On June 27, 2000, The Washington Post Company, its wholly owned subsidiary Kaplan, Inc., ("Kaplan"), and Quest Education Corporation ("Quest") announced an agreement pursuant to which Kaplan will commence a tender offer to acquire all the outstanding shares of Quest, following which, if the requisite number of shares are tendered and other conditions are met, Quest will be merged into a wholly
owned subsidiary of Kaplan.   A copy of the press release
announcing the pending acquisition is filed as an exhibit to this report.

Item 7.  Financial Information, Pro Forma Financial
Information and Exhibits.

   c)  Exhibits.

   Exhibit Number                   Description

        99         Text of Press Release dated June 27, 2000

                         SIGNATURES

   Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 3, 2000

                                THE WASHINGTON POST COMPANY,


                                by  /s/ John B. Morse, Jr.
                                  __________________________
                                      John B. Morse, Jr.
                                    Vice President-Finance